Exhibit 10.1
Exhibit 10.1

/s/ Luke B. Swenson

/s/ Luke B. Swenson

/s/ Luke B. Swenson /s/ Luke B. Swenson

1 Loan No.: 2391615 ADDENDUM TO PROMISSORY NOTE ND COMMERCIAL SECURITY AGREEMENT THIS ADDENDUM TO PROMISSORY NOTE AND COMMERCIAL SECURITY AGREEMENT (“Addendum”) is entered into and effective as of June 19, 2024, by and between STERLING PROPERTIES, LLLP, whose address is 4340 18th Avenue S, Suite 200, Fargo, ND 58103 (“Borrower”) and BELL BANK (“Lender”) and modifies and amends (a) that certain Promissory Note dated of even date herewith, made payable by Borrower to the order of Lender (“Note”) and (b) that certain Commercial Security Agreement dated as of the date hereof by Sterling Real Estate Trust ("Grantor") in favor of Lender (“Security Agreement”), each with respect to loans made by Lender to Borrower pursuant to the Loan Agreement. RECITALS: WHEREAS, Borrower and Lender desire to modify and amend certain terms and provisions of the Note and Security Agreement as provided in this Addendum. AGREEMENT: NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows: 1. Definitions. Capitalized terms that are used and not otherwise defined in this Addendum shall have the meanings respectively ascribed to them in the Note. The Note and Security Agreement and all ancillary transaction documents are collectively referred to as the “Loan Documents.” 2. Amendments to Note. The Note is hereby amended as follows: a. In the section titled “DEFAULT”: i. In the subsection titled “Default in Favor of Third Parties,” the phrase: “any of Borrower’s property or” is hereby deleted. ii. In the subsection titled “Death or Insolvency,” the phrase “or the death of any partner” is hereby deleted. iii. In the subsection titled “Events Affecting Guarantor,” the phrase: “dies or becomes incompetent, or” is hereby deleted. iv. In the subsection titled “Events Affecting General Partner of Borrower,” the phrase: “or any general partner dies or becomes incompetent” is hereby deleted. 3. Amendments to Security Agreement. The Security Agreement is hereby amended as follows: a. In the section titled “GRANTOR’S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL:” i. In the subsection titled “Notices to Lender,” item (3) is deleted in its entirety. ii. In the subsection titled “Location of Collateral,” the following provision is deleted in its entirety: “Upon Lender’s request, Grantor will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor’s operations, including without limitation the following: (1) all real property Grantor owns or is purchasing; (2) all real property Grantor is renting or leasing; (3) all storage facilities Grantor owns, rents, leases or uses; and (4) all other properties where Collateral is or may be located.”

2 iii. In the subsection titled “Maintenance of Casualty Insurance,” sentence 3 is hereby deleted in its entirety. iv. In the subsection titled “Application of Insurance Proceeds,” the first sentence is hereby deleted and replaced with the following: “Grantor shall promptly notify Lender of loss or damage to the Collateral, for which Grantor makes proof of loss under any insurance.” The following phrase is hereby added to the beginning of the third sentence: “If the estimated loss or damage to the Property exceeds three hundred thousand dollars ($300,000.00)”. b. In the section titled “DEFAULT”: i. In the subsection titled “Default in Favor of Third Parties,” the phrase: “any of any guarantor’s or Grantor’s property or” is hereby deleted. ii. In the subsection titled “Insolvency,” the phrase “or the death of any partner,” is hereby deleted. iii. In the subsection titled “Events Affecting Guarantor,” the phrase: “dies or becomes incompetent, or” is hereby deleted. iv. The subsection titled “Insecurity” is hereby deleted in its entirety. 4. No Other Modifications; Incorporation. Except as otherwise modified by this Addendum, all other terms and conditions of the Loan Documents remain unchanged. This Addendum is hereby incorporated into and made a part of the Loan Documents. 5. Governing Law. This Addendum shall be construed in accordance with, and governed by, the laws of the State of North Dakota. 6. Severability. It is intended that each paragraph of this Addendum shall be viewed as separate and divisible, and in the event that any paragraph shall be held to be invalid, the remaining paragraphs shall continue to be in full force and effect. 7. Provisions Binding. The provisions of this Addendum shall be binding on, and inure to the benefit of, the Parties and their respective legal representatives, successors, heirs and assigns. 8. Further Actions. Each party to this Addendum agrees to perform any further acts and sign and deliver any further documents that may be reasonably necessary to carry out the provisions of this Addendum. 9. Counterparts. This Addendum may be executed in one or more counterparts, each of which will be deemed to be an original, but all of which together shall constitute one and the same instrument. 10. Modifications. All modifications to this Addendum shall be in writing and signed by all parties hereto or their successors, assigns or representatives. IN WITNESS WHEREOF, the parties have executed this Addendum as of the date first above written. THE FOLLOWING PAGE IS THE SIGNATURE PAGE

3 BORROWER: STERLING PROPERTIES, LLLP By: STERLING REAL ESTATE TRUST Its: General Partner By: _____________________________________ Luke B. Swenson, Chief Investment Officer GRANTOR: STERLING REAL ESTATE TRUST By: _____________________________________ Luke B. Swenson, Chief Investment Officer LENDER: BELL BANK By: _______________________________ Nicole Aarestad, Vice President /s/ Luke B. Swenson /s/ Luke B. Swenson /s/ Nicole Aarestad